UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 28, 2015

TeleCommunication Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-30821	52-1526369
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

275 West Street, Annapolis, Maryland		21401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	410/263-7616

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders (the "Annual Meeting") of TeleCommunication Systems, Inc. (the "Company") was held on May 28, 2015. At the Annual Meeting, stockholders voted on the following items:

Proposal 1: The election of three Class II directors to serve for terms of three years, one Class III director to serve for a term of one year, and one Class I director to serve for a term of two years, each until the Company's annual meeting of stockholders to be held in 2018, 2016 and 2017, respectively, and until his successor is duly elected and qualifies, unless prior to that date they have resigned or otherwise left office.

The Class II directors received votes as follows:

Jan C. Huly
FOR: 28,298,367
AGAINST: 0
ABSTENTIONS: 16,890,544
BROKER NON-VOTES: 0

A. Reza Jafari
FOR: 17,315,253
AGAINST: 0
ABSTENTIONS: 27,873,658
BROKER NON-VOTES: 0

Weldon H. Latham
FOR: 17,383,207
AGAINST: 0
ABSTENTIONS: 27,805,704
BROKER NON-VOTES: 0

The Class III director received votes as follows:

Don Carlos Bell, III
FOR: 30,493,908
AGAINST: 0
ABSTENTIONS: 14,695,003
BROKER NON-VOTES: 0

The Class I director received votes as follows:

Michael P. Madon
FOR: 30,073,924
AGAINST: 0
ABSTENTIONS: 15,114,987
BROKER NON-VOTES: 0

Each of the directors was elected by the stockholders. There were no other matters coming before the Annual Meeting that required a vote by the stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.

May 28, 2015	By:	/s/ Bruce A. White

Name: Bruce A. White
Title: Secretary